UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2015

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95050 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 20, 2015, at the 2015 Annual Meeting of Stockholders, or the 2015 Annual Meeting, of NVIDIA Corporation, the following proposals were adopted by the margin indicated. Proxies for the 2015 Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

1.    The election of twelve (12) directors to serve for a one-year term until the 2016 Annual Meeting of Stockholders of NVIDIA Corporation. The results of the voting were as follows:

a. Robert K. Burgess
Number of shares For	398,233,469
Number of shares Withheld	459,329
Number of shares Abstaining	646,895
Number of Broker Non-Votes	61,946,583

b. Tench Coxe
Number of shares For	396,462,444
Number of shares Withheld	796,692
Number of shares Abstaining	2,080,557
Number of Broker Non-Votes	61,946,583

c. Persis S. Drell
Number of shares For	397,925,031
Number of shares Withheld	723,632
Number of shares Abstaining	691,030
Number of Broker Non-Votes	61,946,583

d. James C. Gaither
Number of shares For	394,914,063
Number of shares Withheld	2,264,277
Number of shares Abstaining	2,161,353
Number of Broker Non-Votes	61,946,583

e. Jen-Hsun Huang
Number of shares For	397,463,472
Number of shares Withheld	414,024
Number of shares Abstaining	1,462,197
Number of Broker Non-Votes	61,946,583

f. Dawn Hudson
Number of shares For	398,079,015
Number of shares Withheld	576,077
Number of shares Abstaining	684,601
Number of Broker Non-Votes	61,946,583

g. Harvey C. Jones
Number of shares For	395,099,247
Number of shares Withheld	2,146,110
Number of shares Abstaining	2,094,336
Number of Broker Non-Votes	61,946,583

h. Michael G. McCaffery
Number of shares For	397,859,502
Number of shares Withheld	789,916
Number of shares Abstaining	690,275
Number of Broker Non-Votes	61,946,583

i. William J. Miller
Number of shares For	388,870,120
Number of shares Withheld	4,103,242
Number of shares Abstaining	6,366,331
Number of Broker Non-Votes	61,946,583

j. Mark L. Perry
Number of shares For	398,186,352
Number of shares Withheld	466,012
Number of shares Abstaining	687,329
Number of Broker Non-Votes	61,946,583

k. A. Brooke Seawell
Number of shares For	394,785,909
Number of shares Withheld	2,465,635
Number of shares Abstaining	2,088,149
Number of Broker Non-Votes	61,946,583

l. Mark A. Stevens
Number of shares For	396,774,232
Number of shares Withheld	1,878,289
Number of shares Abstaining	687,172
Number of Broker Non-Votes	61,946,583

2.    The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in our definitive proxy statement for the 2015 Annual Meeting filed with the Securities and Exchange Commission on April 9, 2015. The results of the voting were as follows:

Number of shares For	392,487,062
Number of shares Against	5,389,294
Number of shares Abstaining	1,463,337
Number of Broker Non-Votes	61,946,583

3.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered accounting firm for our fiscal year ending January 31, 2016. The results of the voting were as follows:

Number of shares For	458,729,686
Number of shares Against	1,843,536
Number of shares Abstaining	713,054
Number of Broker Non-Votes	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: May 26, 2015	By: /s/ Rebecca Peters
Rebecca Peters
Vice President, Corporate Affairs and Assistant Secretary